SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report December 5, 2001
                                         ---------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         1-3950                                            38-0549190
         -------                                           ----------
   (Commission File Number)                    (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                       48126
 --------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------



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                                      -2-

Item 5.  Other Events.
---------------------

     Our news release dated December 5, 2001 concerning an update to our 2001 fourth quarter financial forecast, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.

     To view slides concerning the update to our 2001 fourth quarter financial forecast, presented by I. Martin Inglis, Ford's Chief Financial Officer, investors can visit the following web site: http://media.ford.com. Also, investors can access replays of a conference call hosted by Mr. Inglis that took place in the morning on December 5, 2001, by visiting one of the following web sites: www.streetfusion.com or www.streetevents.com.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation            Description                       Method of Filing
-----------            -----------                       ----------------

Exhibit 20             News Release dated
                       December 5, 2001                  Filed with this Report






                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                               FORD MOTOR COMPANY
                                               --------------------------------
                                               (Registrant)


Date:  December 5, 2001                        By:/s/Kathryn S. Lamping
                                               --------------------------------
                                                     Kathryn S. Lamping
                                                     Assistant Secretary


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                                      -3-


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 20                 News Release dated December 5, 2001